Exhibit 10.71

                                 FIRST AMENDMENT
                                       OF
                           CHROMCRAFT REVINGTON, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                 (As Amended and Restated Effective May 1, 1993)

     WHEREAS, Chromcraft Revington, Inc. (the "Company") maintains the Chromcraft Revington, Inc. Supplemental Executive Retirement Plan (As Amended and Restated Effective May 1, 1993) (the "Supplemental Plan"); and

     WHEREAS, the Company has decided that participants will no longer be permitted to make supplemental participant before-tax savings or executive incentive plan savings contributions under the Supplemental Plan effective for pay periods beginning on and after March 15, 2002;

     NOW, THEREFORE, pursuant to the power reserved to the Company under Section
7.1 of the Supplemental Plan and delegated to the undersigned officers of the Company by resolution of the Company's Board of Directors, the Supplemental Plan is hereby amended, in the following particulars:

     1.   By adding the following phrase as the last sentence of subsection 3.1
          (a):

          "Notwithstanding the foregoing, effective for pay periods beginning on and after March 15, 2002, Participants will no longer be eligible to make Supplemental Participant Before-Tax Savings contributions under the Plan."

     2.   By adding the following phrase as the last sentence of subsection 3.2
          (a):

          "Notwithstanding the foregoing, effective for pay periods beginning on and after March 15, 2002, Participants will no longer be eligible to make Executive Incentive Plan Savings contributions under the Plan."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by its duly authorized officers this 12th day of March, 2002, but effective as of the dates stated herein.


                                      CHROMCRAFT REVINGTON, INC.

                                      By: /s/ Michael E. Thomas
                                          -------------------------------------
                                          Michael E. Thomas
                                          President
ATTEST:

/s/ Frank T. Kane
------------------------------------
Frank T. Kane
Secretary